                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director and an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                            /s/ D. Louis Peoples
                                           --------------------------------
                                            D. Louis Peoples
                                            Director; Vice Chairman of the Board
                                              and Chief Executive Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                 /s/ R. Lee Haney
                                                 -------------------------------
                                                 R. Lee Haney
                                                 Senior Vice President and Chief
                                                   Financial Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, an Officer of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                           /s/ Edward M. McKenna
                                                           ---------------------
                                                           Edward M. McKenna
                                                           Controller, Chief
                                                             Accounting Officer

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                      /s/ Michael J. Del Giudice
                                                      --------------------------
                                                      Michael J. Del Giudice
                                                      Chairman of the Board
                                                        of Directors

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                             /s/ Ralph M. Baruch
                                                             -------------------
                                                             Ralph M. Baruch
                                                             Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                         /s/ J. Fletcher Creamer
                                                         -----------------------
                                                         J. Fletcher Creamer
                                                         Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                               /s/ Jon F. Hanson
                                                               -----------------
                                                               Jon F. Hanson
                                                               Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 2nd day of February 1999.

                                                        /s/ Kenneth D. McPherson
                                                        ------------------------
                                                        Kenneth D. McPherson
                                                        Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 4th day of February 1999.

                                                       /s/ Robert E. Mulcahy III
                                                       -------------------------
                                                       Robert E. Mulcahy III
                                                       Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, his true and lawful attorney, for him and in his name, place and stead, and in his office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as he might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set his hand and seal this 1st day of February 1999.

                                                        /s/ James F O'Grady, Jr.
                                                        ------------------------
                                                        James F. O'Grady, Jr.
                                                        Director

                                                                      Exhibit 24

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Orange and Rockland Utilities, Inc., which Company proposes to file with the Securities and Exchange Commission a Registration Statement on Form S-3 pursuant to the provisions of the Securities Act of 1933 (the "Act"), with respect to the registration of up to $45 million aggregate principal amount of unsecured debt securities to be offered, on the terms and conditions to be set forth in such Registration Statement, has made, constituted and appointed and by these presents does hereby make, constitute and appoint G. D. CALIENDO, her true and lawful attorney, for her and in her name, place and stead, and in her office and capacity as aforesaid, to sign and file said Registration Statement and all amendments thereto (whether pre- or post-effective), and any and all other documents to be signed and filed with the Securities and Exchange Commission in connection therewith, hereby granting to said G. D. CALIENDO, full power and authority to do and perform each and every act as fully, to all intents and purposes, as she might or could do if personally present, hereby ratifying and confirming in all respects all that G. D. CALIENDO may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has set her hand and seal this 4th day of February 1999.

                                                         /s/ Linda C. Taliaferro
                                                         -----------------------
                                                         Linda C. Taliaferro
                                                         Director